We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. Q1 2025 EARNINGS CALL May 6, 2025

2Sterling | STRL: First Quarter 2025 DISCLOSURE: Forward-Looking Statements This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward- looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: our business strategy; our financial strategy; our industry outlook; our guidance; our expected margin growth; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” "would," “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” "guidance," “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward- looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward- looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. When presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

WHO is Sterling?

A market-leading infrastructure service provider of e-infrastructure, building and transportation solutions.

A story of successful execution of a multi-year strategic business transformation; born of a vision that levers our entrepreneurial spirit.
We offer a customer-centric, market-focused portfolio of goods and services geographically positioned in the right markets.

E-Infrastructure Solutions

- Largest, highest margin segment
- Provides value-added solutions to blue-chip customers in all major East Coast markets and the Rocky Mountain region
- Develops advanced, large-scale site development services for data centers, manufacturing, e-commerce distribution centers, warehousing and more

Building Solutions

- Serves the Top Builders in the Nation's Top Housing Markets: Texas & Arizona
- Residential and commercial concrete foundations for single-family and multi-family homes, plumbing services, and surveying for new single-family residential builds

Transportation Solutions

- Provides infrastructure solutions in the Rocky Mountain States and Texas
- Infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, rail and storm drainage systems



NASDAQ	STRL	Shares outstanding[2]	30.4M
HQ	The Woodlands, TX	Market cap[2]	$5.04B
Employees	~3,200[1]	Revenue[3]	$2.10B
Segments	E-Infrastructure Solutions Building Solutions Transportation Solutions	Adjusted EBITDA[3]	$421M
Projects underway	~210[1]	Total Backlog[1]	$2.13B

(1) At March 31, 2025.
(2) Shares outstanding and Market Cap as of May 2, 2025.
(3) Full Year 2025 Revenue and Adjusted EBITDA Mid-Point Guidance. *See EBITDA Reconciliation in the Appendix.

STERLING
Sterling | STRL: First Quarter 2025 3

+18% REVENUE CAGR 2019-2024 4 R ev en ue ($ m ill io ns )* O p erating m arg in % * (4.9)% (2.0)% 2.2% 4.0% 3.4% 7.5% 7.6% 9.0% 10.4% 12.5% E-Infrastructure Solutions Transportation Solutions Building Solutions Operating Margin 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 -1,000 -500 0 500 1,000 1,500 2,000 2,500 (6)% (4)% (2)% 0% 2% 4% 6% 8% 10% 12% 2015 – 2019: Strategic Transformation 2020 +: Leveraging the Platform Transformation Built the Foundation for Success * Revenue and Operating margin from continuing operations Sterling | STRL: First Quarter 2025

+38% EPS CAGR 2019-2024 5 2015 – 2019: Strategic Transformation 2020 +: Leveraging the Platform D ilu te d E PS * $0.10 $0.60 $1.24 $1.53 $2.11 $3.16 $4.44 $8.27 $(2.40) $(0.66) $6.10 GAAP Diluted EPS Diluted EPS (Excluding One-Time RHB Gain) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 $(3.00) $(2.00) $(1.00) $— $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 Transformation Built the Foundation for Success * Diluted EPS from continuing operations. See "Adjusted Net Income Reconciliation" in the appendix for the reconciliation of GAAP to non-GAAP measures. Sterling | STRL: First Quarter 2025

+ First Quarter 2025 Results Sterling | STRL: First Quarter 2025 6

First Quarter 2025 Results Highlights • Revenues: $430.9 million • Net Income: $39.5 million • Adjusted Net Income(1): $50.2 million • Diluted EPS: $1.28 • Adjusted Diluted EPS(1): $1.63 • EBITDA(1): $72.1 million • Adjusted EBITDA(1): $80.3 million • Cash Flow from Operations(2): $84.9 million • Cash & Cash Equivalents(2): $638.6 million • Backlog(3): $2.13 billion with 17.7% margin • Combined Backlog(3): $2.23 billion Sterling | STRL: First Quarter 2025 7 (1) See the Adjusted Net Income and EBITDA reconciliations in the appendix for reconciliations of GAAP to Non-GAAP measures. (2) Cash flow from operations for the three months ended March 31, 2025 and cash & cash equivalents at March 31, 2025. (3) Backlog and Combined Backlog at March 31, 2025. Combined Backlog includes Unsigned Awards of $103 million.

Sterling | STRL: First Quarter 2025 8 Quarterly Consolidated and Segment Results ($ in millions, except per share data) Q1 2025 Q1 2024 Revenues $ 430.9 $ 440.4 Gross Profit 94.8 76.9 G&A Expense (34.6) (27.3) Intangible Amortization (4.5) (4.3) Acquisition Related Costs (0.2) — Earn-out expense (1.3) (1.0) Other Operating Income (Expense), Net 1.9 (2.1) Operating Income 56.1 42.1 Interest, Net 1.6 (0.8) Income Tax Expense (15.1) (7.6) Less: Net Income Attributable to NCI (3.1) (2.7) Net income $ 39.5 $ 31.0 Diluted EPS $ 1.28 $ 1.00 EBITDA (1) $ 72.1 $ 55.7 ($ in millions) Q1 2025 Q1 2024 E-Infrastructure Solutions Revenue $ 218.3 $ 184.5 Operating Income $ 46.6 $ 27.2 Operating Margin 21.4% 14.7 % Transportation Solutions Revenue $ 120.7 $ 149.0 Operating Income $ 11.3 $ 8.1 Operating Margin 9.3% 5.5 % Building Solutions Revenue $ 92.0 $ 106.9 Operating Income $ 12.4 $ 15.8 Operating Margin 13.4% 14.8% (1) See the "EBITDA Reconciliation" in the appendix for a reconciliation of GAAP to Non-GAAP measures.

Sterling | STRL: First Quarter 2025 9 Quarterly Consolidated Results (2024 period reflects the deconsolidation of RHB) ($ in millions, except per share data) Q1 2025 Q1 2024 % Change Revenues $ 430.9 $ 401.9 7.2 % Gross Profit 94.8 71.6 32.4 % G&A Expense (34.6) (26.3) Intangible Amortization (4.5) (4.3) Acquisition Related Costs (0.2) — Earn-out expense (1.3) (1.0) Other Operating Income (Expense), Net 1.9 2.1 Operating Income $ 56.1 $ 42.1 33.3%

Sterling | STRL: First Quarter 2025 10 Remaining Performance Obligations (RPOs)(1) ($ in millions) March 31, 2025 December 31, 2024 E-Infrastructure Solutions RPOs $ 1,216.8 $ 1,032.1 Transportation Solutions RPOs 860.5 622.1 Building Solutions RPOs - Commercial 51.1 39.0 Total RPOs $ 2,128.4 $ 1,693.2 (1) Our remaining performance obligations do not differ from what we refer to as “Backlog,” and represent the amount of revenues we expect to recognize in the future from our contract commitments on projects.

Sterling | STRL: First Quarter 2025 11 Increased EBITDA and Cash Flow Drives Liquidity Strategy Forward Looking Debt/EBITDA Leverage Ratio 0.8X 0.8X 12/31/24 3/31/25 0.0X 0.3X 0.5X 0.8X 1.0X 1.3X We expect to pursue strategic uses of our liquidity, such as strategic acquisitions, investing in capital equipment and managing leverage. Capital allocation focus • Long-term shareholder value • Complementing organic growth in existing and new markets • Strong cash flow profile provides flexibility and drives liquidity strategy Sterling is comfortable with a Debt/EBITDA leverage ratio of +/-2.5X. 5-Year Credit Facility $311M Term Loan Borrowings $75M Revolving Credit Facility (Undrawn) Key Cash Flow Considerations Q1 YTD 2025 Q1 YTD 2023 Cash flows from Operations $84.9M $49.6M Net CAPEX $16.4M $20.0M • Cash & Cash Equivalents at March 31, 2025 was $638.6 million • 2025 EBITDA guidance(1): $381M to $403M • Expected 2025 noncash expenses: $31M to $32M (Stock-based compensation, noncash interest expense, and deferred taxes) • Scheduled term loan debt payments total $26.3 million and $6.6 million for 2025 and 2026, respectively (1) See "EBITDA Guidance Reconciliation" in the appendix for a reconciliation of GAAP to Non-GAAP measures.

Robust balance sheet, FCF 12 Sterling, A Leading Provider of Infrastructure Services in the U.S. Successful strategic foundation with strong, diversified platform Continued opportunity for margin expansion Strong, multi-year, secular growth drivers Strong historical stock performance Sterling | STRL: First Quarter 2025

We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. Sterling | STRL: First Quarter 2025 13 Contact Us Sterling Infrastructure, Inc. Noelle Dilts, VP IR and Corporate Strategy Tel: (281) 214-0795 noelle.dilts@strlco.com

+ Appendix Sterling | STRL: First Quarter 2025 14

Sterling | STRL: First Quarter 2025 15 2025 Modeling Considerations(1) (1) In millions except for EPS and percentages. (2) See the "Adjusted Net Income Guidance Reconciliation" on page 20. (3) See the "EBITDA Guidance Reconciliation" on page 21. Revenue $2,050 to $2,150 Gross Margin ~22.0% G&A Expense as % of Revenue (Excluding Intangible Amortization) ~6.3% Other Operating Income $13 to $15 JV Non-Controlling Interest Expense ~$12 Effective Income Tax Rate ~26% Diluted EPS $7.15 to $7.65 Adjusted Diluted EPS(2) $8.40 to $8.90 Expected Dilutive Shares Outstanding 31.2 EBITDA(3) $381 to $403 Adjusted EBITDA(3) $410 to $432

2025 Modeling Considerations Continued* Sterling | STRL: First Quarter 2025 16 * In Millions. Non-Cash Items FY 2025 Expectations FY 2024 Depreciation $54 to $55 $51.4 Intangible Amortization $25 $17.0 Debt Issuance Cost Amortization ~$1 $1.1 Stock-based Compensation ~$23 $19.0 Deferred Taxes $7 to $8 $32.6 Other Cash Flow Items FY 2025 Expectations FY 2024 Interest income, net $2 to $4 $2.4 CAPEX, net of disposals $70 to $80 $70.8

Sterling | STRL: First Quarter 2025 17 (1) For the three months ended March 31, 2025, intangible asset amortization includes $1,871 related to the fair value step up recognized in the deconsolidation of RHB on December 31, 2024. (2) The Company defines adjusted net income attributable to Sterling common stockholders as GAAP net income attributable to Sterling common stockholders excluding non- cash stock-based compensation, intangible asset amortization, acquisition related costs, earn-out expense, and the income tax impact of these adjustments. The tax impact of adjustments is determined by using the Company's quarterly and annual effective tax rate, as applicable, unless the nature of the item requires application of a specific tax rate. Three Months Ended March 31, 2025 2024 Net income attributable to Sterling common stockholders $ 39,477 $ 31,048 Non-cash stock-based compensation 6,683 4,586 Intangible asset amortization(1) 6,374 4,297 Acquisition related costs 179 36 Earn-out expense 1,343 1,000 Tax impact of adjustments (3,812) (1,823) Adjusted net income attributable to Sterling common stockholders(2) $ 50,244 $ 39,144 Net income per share attributable to Sterling common stockholders: Basic $ 1.29 $ 1.00 Diluted $ 1.28 $ 1.00 Adjusted net income per share attributable to Sterling common stockholders: Basic $ 1.64 $ 1.26 Diluted $ 1.63 $ 1.26 Weighted average common shares outstanding: Basic 30,547 30,977 Diluted 30,881 31,186 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES ADJUSTED NET INCOME RECONCILIATION (In thousands) (Unaudited)

(1) For the three months ended March 31, 2025, depreciation and amortization includes $1,871 of intangible asset amortization and $275 of depreciation expense related to the fair value step up recognized in the deconsolidation of RHB on December 31, 2024. (2) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders adjusted for depreciation and amortization, net interest income/expense and income tax expense. (3) The Company defines adjusted EBITDA as EBITDA excluding the impact of non-cash stock-based compensation, acquisition related costs, and earn-out expense. Sterling | STRL: First Quarter 2025 18 Three Months Ended March 31, 2025 2024 Net income attributable to Sterling common stockholders $ 39,477 $ 31,048 Depreciation and amortization(1) 19,137 16,258 Interest (income) expense, net (1,595) 762 Income tax expense 15,080 7,604 EBITDA (2) 72,099 55,672 Non-cash stock-based compensation 6,683 4,586 Acquisition related costs 179 36 Earn-out expense 1,343 1,000 Adjusted EBITDA (3) $ 80,304 $ 61,294 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA RECONCILIATION (In thousands) (Unaudited)

STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES
NON-GAAP SEGMENT INFORMATION
(In thousands)
(Unaudited)

	Three Months Ended March 31,			
	2025	% of Revenue	2024	% of Revenue
Revenues (Excluding RHB)				
E-Infrastructure Solutions	$ 218,263	51%	$ 184,476	46%
Transportation Solutions	120,661	28%	110,505	27%
Building Solutions	92,025	21%	106,915	27%
Total Revenues (Excluding RHB) (1)	$ 430,949		$ 401,896	
Adjusted Operating Income				
E-Infrastructure Solutions	$ 50,583	23.2%	$ 31,345	17.0%
Transportation Solutions	13,577	11.3%	8,512	7.7%
Building Solutions	14,234	15.5%	17,403	16.3%
Adjusted Segment Operating Income	78,394	18.2%	57,260	14.2%
Corporate G&A Expense	(7,739)		(5,216)	
Total Adjusted Operating Income (2)	$ 70,655	16.4%	$ 52,044	12.9%

(1) Due to the deconsolidation of RHB on December 31, 2024, beginning on January 1, 2025, the Company will report RHB's operating income as a single line item ("Other operating income (expense), net") in the Consolidated Statements of Operations. RHB's revenue is no longer included in Sterling's consolidated revenue in 2025. For the three months ended March 31, 2024, total GAAP revenue of $440,360 has been adjusted to exclude $38,464 of RHB revenue.

(2) The Company defines adjusted operating income as GAAP operating income excluding the impact of non-cash stock-based compensation, intangible asset amortization, acquisition related costs, and earn-out expense. For the three months ended March 31, 2025, GAAP operating income of $56,076 is adjusted to exclude $6,683 of non-cash stock-based compensation, $6,374 of intangible asset amortization (including $1,871 related to the fair value step up of RHB), $179 of acquisition related costs, and $1,343 of earn-out expense. For the three months ended March 31, 2024, GAAP operating income of $42,125 is adjusted to exclude $4,586 of non-cash stock-based compensation, $4,297 of intangible asset amortization, $36 of acquisition related costs, and $1,000 of earn-out expense.

STERLING

Sterling | STRL: First Quarter 2025 19

STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES
ADJUSTED NET INCOME GUIDANCE RECONCILIATION
(In thousands)
(Unaudited)

	Full Year 2025 Guidance Low	Full Year 2025 Guidance High	Full Year 2024 Actual
Net income attributable to Sterling common stockholders	$ 222,000	$ 238,700	$ 257,461
Gain on deconsolidation of subsidiary, net	–	–	(91,289)
Non-cash stock-based compensation	23,000	23,000	19,003
Intangible asset amortization[1]	24,539	24,539	17,037
Acquisition related costs	179	179	421
Earn-out expense	6,000	6,000	4,756
Income tax impact of adjustments	(14,000)	(14,000)	13,356
Adjusted net income attributable to Sterling common stockholders[2]	$ 261,718	$ 278,418	$ 220,745
Net income per share attributable to Sterling common stockholders:			
Diluted	$ 7.15	$ 7.65	$ 8.27
Adjusted net income per share attributable to Sterling common stockholders:			
Diluted	$ 8.40	$ 8.90	$ 7.09
Weighted average common shares outstanding:			
Diluted	31,200	31,200	31,146

STERLING

(1) Intangible asset amortization includes approximately $7,500 related to the fair value step up recognized in the deconsolidation of RHB on December 31, 2024.

(2) The Company defines adjusted net income attributable to Sterling common stockholders as GAAP net income attributable to Sterling common stockholders excluding the impact of the net gain on deconsolidation of subsidiary, non-cash stock-based compensation, intangible asset amortization, acquisition related costs, earn-out expense, and the income tax impact of these adjustments. The tax impact of adjustments is determined by using the Company's quarterly and annual effective tax rate, as applicable, unless the nature of the item requires application of a specific tax rate.

Sterling | STRL: First Quarter 2025 20

Sterling | STRL: First Quarter 2025 21 (1) Depreciation and intangible asset amortization includes approximately $1.1 million and $7.5 million, respectively, related to the fair value step up recognized in the deconsolidation of RHB on December 31, 2024. (2) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest income, and income tax expense. (3) The Company defines adjusted EBITDA as EBITDA excluding the impact of the net gain on deconsolidation of subsidiary, non-cash stock-based compensation, acquisition related costs and earn-out expense. Full Year 2025 Guidance Full Year 2024 Low High Actual Net income attributable to Sterling common stockholders $ 222 $ 239 $ 257 Depreciation and amortization(1) 79 80 68 Interest income, net of interest expense (2) (4) (2) Income tax expense 82 88 87 EBITDA (2) 381 403 411 Gain on deconsolidation of subsidiary, net — — (91) Non-cash stock-based compensation 23 23 19 Acquisition related costs — — — Earn-out expense 6 6 5 Adjusted EBITDA(3) $ 410 $ 432 $ 344 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA GUIDANCE RECONCILIATION (In millions) (Unaudited)

We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. THANK YOU